EQ ADVISORS TRUSTSM – All ASSET GROWTH-ALT 20 PORTFOLIO

SUPPLEMENT DATED JULY 31, 2012 TO THE PROSPECTUS DATED MAY 1, 2012

This Supplement updates certain information contained in the Prospectus dated May 1, 2012, of EQ Advisors Trust (“Trust”) regarding the All Asset Growth-Alt 20 Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about (i) changes to the benchmark information for the Portfolio; and (ii) additional risks and related information associated with these changes.

Information Regarding

All Asset Growth-Alt 20 Portfolio

On June 7, 2012, the Board of Trustees of the Trust (“Board”) approved a change to one of the Portfolio’s benchmark indexes from the Barclays U.S. Aggregate Bond Index to the Barclays Intermediate U.S. Government/Credit Index. In addition, on that date, the Board approved an additional benchmark created by the Portfolio’s manager, AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), to show how the Portfolio’s performance compares with the return of a blended index that more closely reflects the returns of asset classes in which the Portfolio invests.

The section of the Prospectus entitled “Investments, Risks, and Performance – Risk/Return Bar Chart and Table - Average Annual Total Returns” is deleted in its entirety and replaced with the following information:

Average Annual Total Returns
	One Year	Five Years	Ten Years
All Asset Growth-Alt 20 Portfolio – Class IA Shares	-3.20%	0.66%	4.37%
All Asset Growth-Alt 20 Portfolio – Class IB Shares	-3.33%	0.55%	4.32%
All Asset Growth-Alt 20 Portfolio – Class K Shares	-3.33%	0.55%	4.32%
S&P 500 Index	5.45%	0.22%	5.33%
Barclays Intermediate U.S. Government/Credit Index (“BIG/C”)	5.42%	6.01%	5.08%
25% BIG/C / 20% MSCI EAFE / 10% S&P 400 Index / 17% S&P 500 Index / 8% Russell 2000® Index / 15% Bank of America Merrill Lynch 3-Month Treasury Bill Index / 5% FTSE NAREIT All Equity REITs Index	0.08%	1.62%	5.95%
Barclays U.S. Aggregate Bond Index+	7.47%	6.79%	5.63%

+    Effective June 30, 2012, the Portfolio changed one of its broad-based benchmarks from the Barclays U.S. Aggregate Bond Index to the Barclays Intermediate U.S. Government/Credit Index. The Portfolio changed its benchmark because the investment manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance. Performance information for the Portfolio shown above is as of June 30, 2012.

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The section of the Prospectus entitled “More Information About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs-Benchmarks” is revised to include the following information regarding the additional indexes.

Barclays Intermediate U.S. Government/Credit Index (“BIG/C”) is an unmanaged, market value weighted index composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of 1-10 years and at least $250 million par outstanding.

Morgan Stanley Capital International (“MSCI”) EAFE® Index (Europe, Australasia, Far East) (“MSCI EAFE”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Israel, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Standard & Poor’s MidCap 400 Index (“S&P 400 Index”). An unmanaged weighted index of 400 domestic stocks chosen for market size (market capitalization range of $750 million to $3.3 billion), liquidity, and industry group representation. The index returns reflect the reinvestment of dividends.

Russell 2000® Index. An unmanaged index which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000 ® Index (“Russell 3999”) which represents approximately 10% of the total market capitalization of the Russell 3000, which in turn measures the performance of the 3000 largest U.S. companies based on total market capitalization (representing approximately 98% of the investable U.S. equity market.

Bank of America Merrill Lynch 3-Month Treasury Bill Index. Measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

FTSE NAREIT All Equity Reits Index. Measures the performance of commercial real estate space across the U.S. economy.

25% BIG/C / 20% MSCI EAFE / 10% S&P 400 Index / 17% S&P 500 Index / 8% Russell 2000® Index / 15% Bank of America Merrill Lynch 3-Month Treasury Bill Index / 5% FTSE NAREIT All Equity REITs Index. A hypothetical combination of unmanaged indexes. The composite index combines the total return of the BIG/C at weighting of 25%, the MSCI EAFE at a weighting of 20%, the S&P 400 Index at a weighting of 10%, the S&P 500 Index at a weighting of 17%, the Russell 2000® Index at a weighting of 8%, the Bank of America Merrill Lynch 3-Month Treasury Bill Index at a weighting of 15%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

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